Apr. 02, 2020
HILTON TACTICAL INCOME FUND
HILTON TACTICAL INCOME FUND
DIREXION FUNDS Supplement dated April 2, 2020 to the Summary Prospectus and Prospectus for the Hilton Tactical Income Fund
Effective immediately, the following risk is added to the Summary Prospectus and summary section of the Prospectus for the Hilton Tactical Income Fund:

Market Disruption Risk– Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities and the Fund’s sales may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including shares of ETFs) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

For more information, please contact the Fund at (800) 851-0511. Please retain this Supplement with your Summary Prospectus and Prospectus.